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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 2, 2005


                          First Consulting Group, Inc.
________________________________________________________________________________
             (Exact name of registrant as specified in its charter)


            Delaware                   0-23651                      95-3539020
________________________________________________________________________________
   (State or other jurisdiction      (Commission                  (IRS Employer
          of incorporation)          File Number)            Identification No.)

      111 W. Ocean Blvd. 4th Floor,
              Long Beach, CA                                           90802
 (Address of principal executive offices)                            (Zip Code)

        Registrant's telephone number, including area code (562) 624-5200


________________________________________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01  Other Events.

     On February 2, 2005, FCG announced the sale of its call center service contracts to the MPB Group, LLC, d/b/a The Beryl Companies (Bedford, Texas) and that it would discontinue providing telephone based marketing and information services (i.e., nurse help line/triage; physician referral) that it had acquired as part of its acquisition of Coactive Systems Corporation in May 2003. The discontinuation of this service line does not impact FCG's extensive information technology (IT) help desk services that it provides to its full and discrete IT outsourcing clients. Attached as Exhibit 99.1 to this report is FCG's press release regarding the transaction.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Attached as Exhibit 99.1 to this report is FCG's press release furnished under Item 8.01 of this report.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            First Consulting Group, Inc.



Date:  February 2, 2005            By:      /s/ Michael A. Zuercher
                                            ------------------------------------
                                            Michael A. Zuercher
                                            VP, General Counsel and Secretary